UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant          ☑

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

TECTON CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule a-II (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule a-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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Proxy Statement for Annual Meeting of Shareholders

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TECTON CORP.

15500 Roosevelt Blvd., Suite 303

Clearwater, Florida 33760

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 22, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Tecton Corp., a Nevada corporation (“Tecton”). The meeting will be held on July 22, 2013, at 9:00 a.m. local time at Tecton’s offices for the following purposes:

1.

To Amend the Articles of Incorporation;

2.

To elect the three (3) nominees for director named herein to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;  and

3.

To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is June 12, 2013. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Micah Eldred

Chairman and Chief Executive Officer

Clearwater, FL

June 14, 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on July 22, 2013 at 9:00AM at 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida

The proxy statement and Annual Report on Form 10-K are available at www.sec.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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Proxy Statement for Annual Meeting of Shareholders

TECTON CORP.

15500 Roosevelt Blvd., Suite 303

Clearwater, Florida 33760

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 22, 2013

Table of Contents

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

1

CORPORATE GOVERNANCE

4

COMPENSATION

5

HOUSEHOLDING OF PROXY MATERIALS

8

ELECTION OF DIRECTORS

1

PROXY CARD

4

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Proxy Statement for Annual Meeting of Shareholders

TECTON CORP.

15500 Roosevelt Blvd., Suite 303

Clearwater, Florida 33760

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 22, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Tecton Corp. is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about June 13, 2013, to all shareholders of record entitled to vote at the annual meeting.

What am I voting on?

There are three (3) matters scheduled for a vote:  (1) Amending Articles of Incorporation to increase authorized shares, to properly define preferred shares, and to elect not to be governed by NRS 78.411 to 78.444; (2) Electing directors; and (3) Amending bylaws.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

FOR the Amendments to the Articles of Incorporation (Proposal 1)

FOR the election of Micah Eldred, Carl Dilley, and Christine Zitman as directors (Proposal 2)

Who can vote at the annual meeting?

Only shareholders of record at the close of business on June 12, 2013 will be entitled to vote at the annual meeting. On this record date, there were 2,486,909 shares of Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on June 12, 2013, your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a shareholder of record. If you are a shareholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 12, 2013, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

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Proxy Statement for Annual Meeting of Shareholders

On each matter to be voted upon, you have one vote for each share of Stock you own as of June 12, 2013. On Proposal 1, you may cast all your votes on one choice only.  On Proposal 2, you may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to vote in their discretion.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted, as follows: FOR the Amendments to the Articles of Incorporation (Proposal 1) and FOR the election of Micah Eldred, Carl Dilley, and Christine Zitman as directors (Proposal 2).  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of the shares, you may revoke your proxy in any one of following ways:

•

You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our Secretary at 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760.

•

You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 21, 2013, to our Secretary at 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on March 15, 2014 and no earlier than the close of business on February 15, 2014. You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. A copy of our bylaws is available via written request to our Secretary at 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760, or by accessing EDGAR on the SEC’s website at www.sec.gov.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not

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provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. For example, broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present however, will not be counted as votes for any director nominee.

How many votes are needed to approve each proposal?

For the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 2,486,909 shares of Stock outstanding and entitled to vote. Thus, the holders of 1,243,455 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date, time or place.  If the meeting is adjourned to another date, time or place, the new date, time, and place will be announced at the meeting, and you will not receive a new notice of meeting.  However, if a new record date is fixed for the adjourned meeting, each stockholder of record as of the new record date will receive a new notice of the adjourned meeting.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the quarter ended July 31, 2013.

What proxy materials are available on the internet?

This proxy statement and Form 10-K are available at www.sec.gov.

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Proxy Statement for Annual Meeting of Shareholders

CORPORATE GOVERNANCE

Members of the Board of Directors

The table below sets forth information regarding the members of our Board of Directors as of May 6, 2013.

Name	Age	Position Held with Us	Director Since
Micah Eldred	44	Chairman of the Board, Chief Executive Officer and Director	2011
Carl Dilley	57	Director	2013
Christine Zitman	43	Director	2013

Independence of the Board of Directors

We have chosen to apply the listing standards of the Nasdaq Global Market (“Nasdaq”) in determining the independence of our directors. The Board consults with counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director and nominee for director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that we have no Independent Directors.

Meetings of the Board of Directors

As we had only one Director, the Board held no meetings during the last fiscal year.

Shareholder Communications with the Board of Directors

We have implemented a process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760. All communications will be compiled by our Secretary and submitted to the Board or the individual directors on a periodic basis. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving us will be forwarded directly to the Audit Committee.

Information Regarding the Committees of our Board of Directors

At present, the Board of Directors has not established any standing committees.  The full Board of Directors performs the duties of the Audit Committee, reviewing all audit and non-audit related fees at least annually.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named below have sole voting and investment power with respect to all shares of our stock indicated as beneficially owned by them.

As of June 12, 2013

The following table sets forth information concerning the beneficial ownership of shares of our stock with respect to stockholders who were known by us to be beneficial owners of more than 5% of our stock as of May 6, 2013, and our officers and directors, individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the

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date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named in the following table have sole voting and investment power with respect to all shares of our stock indicated as beneficially owned by them.

Beneficial Ownership

Name and Address of Beneficial Owner
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
>5% Stockholders:
Endeavour Cooperative Partners, LLC 15500 Roosevelt Blvd., Suite 303 Clearwater, Florida 33760	Stock, Common and Preferred	1,166,407[1]	46.7%
Executive Officers and Directors:
Micah Eldred 15500 Roosevelt Blvd., Suite 303 Clearwater, Florida 33760	Stock, Common and Preferred	797,854[2]	31.9%
Carl Dilley 15500 Roosevelt Blvd., Suite 303 Clearwater, Florida 33760	Stock, Common and Preferred	338,517[3]	13.5%
Christine Zitman 15500 Roosevelt Blvd., Suite 303 Clearwater, Florida 33760	Stock, Common and Preferred	8,768[4]	0.4%
All Executive Officers and Directors as a Group (3 persons)	Stock, Common and Preferred	1,145,139	45.8%

[1] Represents both common and preferred shares. Due to inadequate prescribing of the preferred shares in the original Articles of Incorporation, the Board of Directors decided that the preferred shares should have no greater or lesser rights or powers than the common shares and are thus treated as such.  For all intents and purposes, these “preferred” shares are “common” shares and will remain common shares regardless of any new, proper description of Preferred Shares in the future.

[2] This number represents Mr. Eldred’s beneficial interest in Endeavour Cooperative Partners, LLC

[3] This number represents Mr. Dilley’s beneficial interest in Endeavour Cooperative Partners, LLC

[4] This number represents Ms. Zitman’s beneficial interest in Endeavour Cooperative Partners, LLC

COMPENSATION

The policies of the Compensation and Stock Option Committee, or the Committee, with respect to the compensation of executive officers, including the Chief Executive Officer, or CEO, are designed to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee recommends executive compensation packages to our board of directors that are based on a mix of salary, bonus and equity awards.

Overall, the board and the Committee seek to provide total compensation packages that are competitive in terms of total potential value to our executives, and that are tailored to the unique characteristics of our company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our shareholders. The board and the Committee intend to provide executive compensation packages that are competitive with other similarly situated companies in our industry. The Board and the Committee generally weighted executives’ compensation packages more heavily in favor of equity-based compensation versus salary, as they believe performance and equity-based compensation is important to maintain a strong link between executive incentives and the creation of shareholder value. The board and the Committee believe that performance and equity-based compensation are the most important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives. For 2013, the board and the Committee continued their emphasis on equity-based compensation. Given the company’s current financial situation and market capitalization, the state of the equity markets, the company’s proposed business plans and the recent reduction in headcount, the board and the Committee viewed the company as analogous to a “start-up” company and believed that a focus on equity-based compensation was even more important as a tool to motivate the company’s executive officers.

The board and the Committee have reviewed this Compensation Discussion and Analysis with the company’s management.

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Compensation Discussion and Analysis

The Company’s compensation arrangements with its named executive officers are designed to attract and retain the best available personnel for positions of substantial responsibility with the Company.  In addition, these arrangements have been developed to provide additional incentive to the Company’s key employees and promote the success of the Company’s business.

The compensation arrangements consist of two components.  The first component is base compensation (or “salary”) and the second component is the stock option plan.

Base Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years January 31, 2013 and 2012, and whose salary and bonus exceeded $100,000 for the fiscal years ended January 31, 2013 and 2012, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

Executive Officer Summary Compensation

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Micah Eldred, President, CEO	2013	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0
Carl Dilley	2013	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0
Christine Zitman	2013	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0

On June 14, 2011, the Company entered into executive employment agreement with Micah Eldred.  Pursuant to this Agreement, Micah Eldred was employed as Chief Executive Officer and President of the Company. The base compensation is reviewed by the Board of Directors or the Compensation and Benefits Committee of the Board and adjustments are made based upon performance.

Equity Based Compensation

The following table sets forth the unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of the end of January 31, 2013:

Outstanding Equity Awards at January 31, 2013

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Micah Eldred	0	0	0	0	0	0	0	0	0
Carl Dilley	0	0	0	0	0	0	0	0	0
Christine Zitman	0	0	0	0	0	0	0	0	0

Compensation of Directors

The compensation of directors for the last completed fiscal year is provided below:

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Director Compensation

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Micah Eldred	0	0	0	0	0	0	0
Carl Dilley	0	0	0	0	0	0	0
Christine Zitman	0	0	0	0	0	0	0

Limitation of Liability of Officers and Directors and Indemnification

The Nevada Statutes permits corporations to indemnify a director, officer or control person of the corporation for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expense. Accordingly, our Articles of Incorporation do include such a provision automatically indemnifying a director, officer or control person of the corporation or its stockholders for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such. . We believe that these provisions are necessary to attract and retain qualified persons as directors and officers. These provisions do not eliminate liability for breach of the directors’ duty of loyalty to us or our shareholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit or for any willful or negligent payment of any unlawful dividend.

Our By-Laws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether or not Nevada law would permit indemnification. We have not obtained any such insurance at this time.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Tecton Corp., Secretary, at 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760 or contact our Secretary at (727) 289-0010 .  Shareholders who: a) currently receive multiple copies of the proxy statement at their address; and b) would like to request a “householding” status in regards to their communications should contact their broker.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, we determined that our officers and directors complied during fiscal year 2013 with the reporting requirements of Section 16(a) of the Exchange Act.  In addition, we believe that each of our beneficial owners of greater than 10% of our stock complied during fiscal year ending January 31, 2013 with the reporting requirements of Section 16(a) of the Exchange Act.

Related Person Transactions

There were no related person transactions during the year ended January 31, 2013.

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Independent Public Accountants

On January 16, 2013, the Company engaged DKM, CPAs PA of Clearwater, Florida, as its new registered independent public accountant. The following table sets forth the aggregate fees billed by DKM, CPAs for fiscal years ended January 31, 2013 and 2012:

Accounting Fees and Services

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2013	$6,350	$ 0.0	$ 0.0	$ 0	$6,350
2012	$5,850	$ 0.0	$ 0.0	$ 0	$5,850

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2013 is available without charge upon written request to: Secretary, Tecton Corp., 15500 Roosevelt Blvd., Suite 303, Clearwater, Florida 33760.  Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

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Proxy Statement for Annual Meeting of Shareholders

PROPOSAL 1

AMEND AND RESTATE

ARTICLES OF INCORPORATION

Our Articles have not been amended since we were incorporated on January 19, 2006.  Changes in the business and in the law have not been reflected in the Articles, and consequently, they need to be revised.  Furthermore, the current articles inadequately allocated 20,000,000 shares as Preferred Stock without complying with the statutory requirement to prescribe all the characteristics of the Preferred Stock or vest the authority to prescribe with the Board of Directors..

Accordingly, our Board has approved amending and restating (the “Amendment”) our Articles of Incorporation (the “Articles”) to

(a)

increase our authorized stock to 110,000,000 shares;

(b)

vest authority in the board of directors to prescribe the classes, series and the number of each series or class of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of a new class or series of stock (“Preferred Stock”);

(c)

elect to not be governed by NRS 78.378 to 78.3793 (Acquisition of Controlling Interest); and

(d)

elect to not be governed by NRS 78.411 to 78.444 (Combinations with Interested Stockholders)

The Board has directed that the Amendment be submitted to shareholders for approval at the Annual Meeting. Under the Amendment, the Board, without any further approval of shareholders, will be authorized to establish, from time to time, classes or series of the Preferred Stock and to fix the rights and preferences of each class or series of the Preferred Stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters.

The Board believes that the amendments are desirable and in the shareholders’ best interest at this time because it will provide the Company with additional flexibility for capital raising, financing or acquisition needs or opportunities, and unanimously recommends that you vote “FOR” the Amendments.

The proposed Amended and Restated Articles of Incorporation are as follows:

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Proxy Statement for Annual Meeting of Shareholders

PROPOSED

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TECTON CORPORATION

A Nevada Corporation

THE UNDERSIGNED, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Amended and Restated Articles of Incorporation, in writing, and do hereby certify:

ARTICLE I.

NAME

The name of the corporation shall be Tecton Corporation and shall be governed by Chapter 78 of the Nevada Revised Statutes.

ARTICLE II.

NATURE AND PURPOSE

The nature of the business shall be to engage in any and all lawful activity permitted by the laws of the State of Nevada and desirable to support the continued existence of the corporation.

The corporation shall have the power to conduct its business both within and without the State of Nevada.

ARTICLE III.

PRINCIPAL OFFICE

The principal office of the corporation shall be: 15500 Roosevelt Blvd., Suite 303, Clearwater, FL  33760.

ARTICLE IV.

CAPITAL STOCK

The total authorized capital stock of the corporation shall be One Hundred Ten Million (110,000,000) shares.

One Hundred Million (100,000,000) shares shall be common stock with a par value of $.01 per share, all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors.  Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof.  Each share of stock shall have voting privileges and will be eligible for dividends.

Ten Million (10,000,000) shares  shall be preferred stock , whose par or face value, voting powers, designations, preferences, interest rate, limitations, restrictions and relative rights shall be determined from time to time by resolution of the Board of Directors of the corporation.

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ARTICLE V.

GOVERNING BOARD

The governing board of this corporation shall be known as Directors, which shall consist of not less than one (1) Director and not more than fifteen (15) Directors and the number of the Directors may from time to time be increased or decreased in such manner provided by the By-Laws of this corporation, provided that the number of Directors shall not be reduced to less than one (1) Director.

The election of the Directors shall be on an annual basis.  Each Director shall be of full and legal age.

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Proxy Statement for Annual Meeting of Shareholders

A quorum for the transaction of business shall be a simple majority of the Directors so qualified and present at a meeting.  Meetings of the Board of Directors may be held within or without the State of Nevada and members of the Board of Directors need not be stockholders.  Attendance at any meeting of the Board of Directors may be in person or by any electronic or telephonic means accessible.

ARTICLE VI.

INDEMNFICATION

The corporation shall have the power to indemnify any officer, director or former officer or director to the fullest extent permitted by law.

ARTICLE VII.

CONSENT TO ACT WITHOUT MEETING

If all of the directors severally and collectively consent in writing to any action taken or to be taken by the corporation and the writings evidencing their consent are filed with the Secretary of the Corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

ARTICLE IX

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

ARTICLE X

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

WITNESS WHEREOF, I have hereunto subscribed my name this ____ day of _____ 2013.

MICAH ELDRED

President, Chief Executive Officer, and Chairman of the Board

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Proxy Statement for Annual Meeting of Shareholders

PROPOSAL 2

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of three directors. There are three nominees for director this year. Each director to be elected will hold office until the next annual meeting and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of our Board who was previously appointed by the then Board of Directors. It is our policy to invite nominees to attend the annual meeting and to encourage attendance at meetings at which substantial shareholder attendance is expected.

The three candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and their ages as of June 12, 2013.

Name	Age	Principal Position Held with Us
Micah Eldred	44	Chief Executive Officer and Director
Carl Dilley	57	Director
Christine Zitman	43	Director

Micah Eldred has served as Chief Executive Officer (“CEO”) of Endeavour Cooperative Partners, LLC, and its subsidiaries, Spartan Securities Group, Ltd., Island Capital Management, LLC, and Endeavour Insurance Partners, LLC, for over ten (10) years. A subsidiary of Island Capital Management LLC, Island Stock Transfer, is the Company’s transfer agent. Mr. Eldred holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan.

Carl Dilley has served as president of Island Stock Transfer, a subsidiary of Island Capital Management, LLC, from 2003 to present and acts as senior executive officer responsible for oversight of day to day operations and is actively involved in the sales and marketing process. Island Stock Transfer is also the Company’s transfer agent.   He is also an employee of Spartan Securities Group and holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan. He is also president of Vacation Travel Corp, which operates an online travel agency and tour operations situated in Costa Rica and Panama.

Christine Zitman has served as Chief Financial Officer of the Endeavour Cooperative Partners, LLC and its subsidiaries since joining the company in March of 2006. Christine is responsible for oversight of day to day financial operations including but not limited to providing timely, accurate, and compliant financial data.  She is responsible for all financial reporting functions of Endeavour and its subsidiaries. She is also involved in the marketing process to increase our client base for the various companies. Christine received a Bachelor of Science in Accounting from St Francis College in New York City in 1994.

The Board of Directors recommends that you vote “FOR” the election of Micah Eldred, Carl Dilley and Christine Zitman as our directors.

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Proxy Statement for Annual Meeting of Shareholders

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

* * *

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY THE ACCOMPANYING PROXY. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

Micah Eldred

Chairman and Chief Executive Officer

June 14, 2013

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Proxy Statement for Annual Meeting of Shareholders

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PROXY CARD

TECTON CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2013

The undersigned hereby appoints Micah Eldred as proxy of the undersigned, with full power of substitution, to vote all shares of stock of Tecton Corp. that the undersigned may be entitled to vote at the 2013 Annual Meeting of Shareholders of Tecton Corp. to be held at Tecton Corp.’s offices located at 15500 Roosevelt Blvd, Suite 303, Clearwater FL 33760 on Monday, July 22nd, 2013 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof (up to six months), with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

☑ Please mark votes as in this example.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED ACCORDINGLY.

PROPOSAL 1.

MANAGEMENT RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE ARTICLES OF INCORPORATION:

1.	To amend the Articles of Incorporation:	FOR AMENDING ARTICLES o AGAINST AMENDING ARTICLES o ABSTAIN AMENDING ARTICLES o

PROPOSAL 2.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

2.	To elect the three directors nominated by the Board of Directors:	Micah Eldred o FOR o WITHHOLD Carl Dilley o FOR o WITHHOLD Christine Zitman o FOR o WITHHOLD

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

Signature	Date
Print Name

Signature	Date
Print Name

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